SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 30, 2000



                                 GLOBALNET, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


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            Nevada                      000-27469              87-0635536
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(State or other jurisdiction of   (Commission File No.)       (IRS Employer
        incorporation)                                    Identification Number)

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                   721 East Madison, VillaPark, Illinois 60181
                   -------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (630) 279-9720


                                RICH EARTH, INC.
                                ----------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On May 30, 2000, GlobalNet International, Inc., a Delaware corporation ("GII"), merged (the "Merger") with a wholly-owned Delaware corporation subsidiary of Rich Earth, Inc., a Nevada corporation (the "Company"), with GII being the surviving corporation. As was contemplated by the Plan and Agreement of Merger, signed on March 22, 2000 ( incorporated by reference herein to the Company's Preliminary Information Statement on Schedule 14C dated May 10, 2000), the shareholders of GII received 20,000,000 shares of common stock of the Company, representing approximately 65% of the outstanding shares, and the prior shareholders of the Company retained approximately 10,450,746 shares.

The shareholders of the Company previously approved the Merger by means of a Consent of Shareholders, as reported in the Company's Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on May 20, 2000 (the "Information Statement"). As reported in the Information Statement, the Company's Board of Directors and management resigned and were replaced with GII's Board of Directors and management. Reference is made to the Information Statement for a description of the business of GII, which is now the business of the Company after the Merger, and the new Board of Directors and management of the Company.

In connection with the Merger the name of Rich Earth, Inc. was changed to GlobalNet, Inc.and began trading its common stock (former symbol: RCER.OB) on the NASD OTC Bulletin Board on May 31, 2000 under the symbol "GBNE.OB".

The surviving corporation will continue the existing businesses conducted by GII. The Merger was approved by the shareholders of each of the Company and GII. Except as contemplated by the Merger, the shareholders of GlobalNet International, Inc., had no material relationship with the Company or its affiliates. The amount of the consideration paid was determined by arms' length negotiations between the Company and the GII shareholders. The acquisition will be accounted for under the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired

         Financial statements of GlobalNet International, Inc. for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but not later than 60 days after the date on which this report is required to be filed.

         (b) Pro forma financial information



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Pro forma financial  statements for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but not later than 60 days after the date on which this report is required to be filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed as a part of this report.

99.1     Press release dated May 31, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            GLOBALNET, INC.
                                            (Registrant)

                                            By: /s/ Robert Donahue
                                               ---------------------------
                                               Robert Donahue
                                               Chairman & President

Dated: June 13, 2000


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                                  EXHIBIT INDEX

99.1      Press Release dated May 31, 2000